HIT AT A GLANCE

•	A $6.3 billion investment grade fixed-income mutual fund

•	Expertise in the highest credit quality multifamily mortgage backed securities.

•	Proven 35+-year history of competitive returns for pension funds and labor organizations, such as health and welfare funds, while also generating vital union construction jobs, and supporting affordable and workforce housing, and healthcare facilities.

•	100% union labor requirement for all on-site construction.

•	Successful history as a fixed-income impact investor incorporating Environmental, Social, and Governance (ESG) factors into its investment strategy and signatory of the United Nations-supported Principles for Responsible Investment (PRI).

ANNUALIZED RETURNS As of March 31, 2020

The AAA Index represents the AAA Component of the Bloomberg Barclays U.S. Aggregate Bond Index.

BENEFITS OF THE HIT

•	Core fixed-income option with a strong performance record.

•	Higher income, superior credit profile, and similar levels of interest rate risk compared to its benchmark.

•	Directly sources multifamily construction-related investments that have higher yields than other investments of similar duration and credit quality.

•	Ongoing yield advantage strengthens its performance relative to its benchmark.

•	High credit quality multifamily securities differentiate the HIT from many other core fixed-income vehicles.

•	The HIT’s risk profile, due to its concentration in multifamily securities and exclusion of corporate bonds, could be a useful consideration for potential portfolio diversification from other asset classes.

STRATEGY: OVERWEIGHT MULTIFAMILY MBS

•	Construct and manage a portfolio with higher credit quality, higher yield, and similar interest rate risk relative to the Bloomberg Barclays US Aggregate Bond Index benchmark.

•	Invest in high credit quality multifamily mortgage securities that can provide an income advantage for the HIT and contribute to its performance relative to the benchmark.

RISK COMPARISON

As of March 31, 2020

	HIT	Barclays
Credit Profile
U.S. Government/Agency/AAA/Cash	93.31%	73.12%
A & Below/Not Rated	1.92%	23.57%
Yield
Current Yield	3.02%	2.87%
Yield to Worst	2.05%	1.63%
Interest Rate Risk
Effective Duration	5.64	5.86
Convexity	0.22	0.19
Call Risk
Call Protected	77%	73%
Not Call Protected	23%	27%

Source: HIT and Bloomberg Barclays US Aggregate Bond Index

continued

The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

NEW YORK CITY HOUSING INITIATIVE*

(2002-PRESENT)

•	Year Started: 2002

•	Number of investments made: 57

•	HIT Investment Amount: $1.5 billion

•	Housing Units Created or Preserved: 37,876

•	Low- and Moderate-Income Housing Units: 35,181 (93%)

•	Hours of construction work generated: 18.5 million hours

•	Total Jobs Created: 20,448

•	State, Local and Federal Tax Revenue Generated: $605.8 million

•	Total economic impact: $3.7 billion

PROJECT PROFILE:

18 SIXTH AVENUE AT PACIFIC PARK (BROOKLYN, NY)

•	$710 million new construction of 50-story, 858 units (257 affordable)

•	HIT invested $100 million as part of a syndicate of four institutional lenders providing a $460.6 million construction loan.

•	Expected to generate an estimated 3,881,830 hours of union construction work (1,945 jobs).*

MASSACHUSETTS HOUSING INITIATIVE*

(2007-PRESENT)

•	Year Started: 2007

•	Number of investments made: 36

•	HIT Investment Amount: $576.2 million

•	Total Development Cost: $1.6 billion

•	Housing Units Created or Preserved: 4,044

•	Low- and Moderate-Income Housing Units: 3,767 (93%)

•	Hours of construction work generated: 11.9 million hours

•	Total Jobs Created: 13,601

•	State and Local Tax Revenue Generated: $302.3 million

•	Total economic impact: $2.6 billion

PROJECT PROFILE:

COTE VILLAGE (BOSTON, MA)

•	$49 million development of 76-units of 100% affordable housing.

•	HIT invested $20.1 million of new construction and permanent housing through MassHousing after working with the development team for five years to structure the financing.

•	Expected to generate an estimated 415,960 hours of union construction work.*

NATIONWIDE ECONOMIC IMPACT OF INVESTMENTS* (1984-present)

533 projects	$32.9B in total economic benefits	$13.3B in personal income including wages and benefits, with $6.7 billion for construction workers	178.3M hours of on-site union construction work created	193,729 total jobs generated across communities	117,005 housing and healthcare units nationwide, with 67% affordable housing	$4.2B in tax revenues ($1.4 billion state/local and $2.8 billion federal)

*	Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America project data. The data is current as of March 31, 2020. Economic impact data is in 2019 dollars and all other figures are nominal.

The performance data quoted represents past performance and is no guarantee of future results. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus. Periods over one year are annualized.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at (202) 331-8055 or visit the HIT’s website at www.aflcio-hit.com.

2401 Pennsylvania Ave., NW, Suite 200 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com